SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549

                            _____________________

                                  FORM 8-K

                               CURRENT REPORT
                   PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES EXCHANGE ACT OF 1934

     Date of report (Date of earliest event reported):  October 28, 2002


                                NISOURCE INC.
             (Exact Name of Registrant as Specified in Charter)

          Delaware               001-16189             35-2108964
       (State or Other       (Commission File        (IRS Employer
       Jurisdiction of            Number)           Identification)
       Incorporation)



   801 East 86th Avenue, Merrillville, Indiana  46410
   (Address of Principal Executive Offices)     (Zip Code)


   Registrant's telephone number, including area code:(877) 647-5990







   ITEM 5.   OTHER EVENTS

        On October 28, 2002, NiSource Inc. issued its earnings release for the third quarter of 2002. A copy of the earnings press release is attached hereto as Exhibit 99.1.

   ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
             EXHIBITS.

             (c)  Exhibits

             The following exhibit is filed herewith:

   99.1      Press Release, dated October 28, 2002, issued by NiSource
             Inc.







                                 SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 NISOURCE INC.


   Date:  November 1, 2002       By:  /s/ Jeffrey W. Grossman
                                      -----------------------
                                      Name: Jeffrey W. Grossman
                                      Title:  Vice President and
                                              Controller







                                EXHIBIT INDEX


   Exhibit No.         Description
   -----------         -----------

   99.1                Press Release, dated October 28, 2002, issued by
                       NiSource Inc.